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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report
February 2, 2004

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas (State of Incorporation)	74-1891727 (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is also Furnished Pursuant to Item 12)

        Registrant is furnishing its press release dated February 2, 2004, which announces the Registrant's financial results for the three months and twelve months ended December 31, 2003. The text of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
Date: February 2, 2004	By:	/s/ MARTIN J. LANDON Martin J. Landon Chief Financial Officer

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  Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is also Furnished Pursuant to Item 12)
SIGNATURES